UNITED STATES
                        SECURITES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported): November 15, 2004


                              Multiband Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


          Minnesota                      13529                    41-1255001
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
       of incorporation)                                     Identification No.)



        9449 Science Center Drive
           New Hope, Minnesota                                        55428
--------------------------------------------                  ------------------
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code      763-504-3000
                                                    -------------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.06

Material Impairments

As previously reported in Multiband Corporation's Form 10-Q for the period ended September 30, 2004, the Company recorded impairment charges to goodwill of $527,879 related to the Corporate Technologies acquisition for the period ended September 30, 2004. This impairment charge was taken pursuant to accounting standards which require an annual independent appraisal of goodwill. The Company followed the recommendation of the independent appraiser in taking the charge.

There are no current or future cash expenses associated with the impairment charge.




                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 9, 2004
Multiband Corporation


                                              By /s/ James L. Mandel
                                                 -----------------------
                                                 James L. Mandel
                                                 Chief Executive Officer

                                  Exhibit Index